EXHIBIT 10.85

SECOND AMENDMENT TO AMENDED AND RESTATED

MASTER LEASE AGREEMENT

                   THIS SECOND AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AGREEMENT ("Second Amendment") is dated as of December 21, 2001 (the "Effective Date") among HEALTH CARE REIT, INC., a corporation organized under the laws of the State of Delaware ("HCRI" and a "Landlord"), HCRI INDIANA PROPERTIES, LLC, a limited liability company organized under the laws of the State of Indiana ("HCRI-IN" and a "Landlord"), HCRI NORTH CAROLINA PROPERTIES, LLC, a limited liability company organized under the laws of the State of Delaware ("HCRI-NC" and a "Landlord"), HCRI TENNESSEE PROPERTIES, INC., a corporation organized under the laws of the State of Delaware ("HCRI-TN" and a "Landlord"), HCRI TEXAS PROPERTIES, LTD., a limited partnership organized under the laws of the State of Texas ("HCRI-TX" and a "Landlord"), and HCRI WISCONSIN PROPERTIES, LLC, a limited liability company organized under the laws of the State of Wisconsin ("HCRI-WI" and a "Landlord"), each Landlord having its principal office located at One SeaGate, Suite 1500, P.O. Box 1475, Toledo, Ohio 43603-1475, and ALTERRA HEALTHCARE CORPORATION, a corporation organized under the laws of the State of Delaware ("Tenant"), having its chief executive office located at 10000 Innovation Drive, Milwaukee, Wisconsin 53226.

R E C I T A L S

          A.         HCRI, HCRI-NC, HCRI-TN and HCRI-TX, as Landlord, and Tenant entered into an Amended and Restated Master Lease Agreement dated effective as of July 1, 2001 ("Master Lease") as amended pursuant to a certain First Amendment to Amended and Restated Master Lease Agreement dated as of July 16, 2001 ("First Amendment") (the Master Lease together with the First Amendment hereinafter referred to as "Lease").

          B.         On July 19, 2001, the Limited Warranty Deed transferring the real property located in Porter County, Indiana, commonly known as Alterra Clare Bridge Cottage of Valparaiso and Alterra Sterling House of Valparaiso, from HCRI to HCRI-IN was filed of record.

          C.          Landlord and Tenant desire to amend the Lease to include three additional Facilities located in Hamilton Township, New Jersey; Fayetteville (a/k/a Manlius), New York; and Middleton, Wisconsin (the "Second Amendment Facilities") and as otherwise set forth herein.

                   NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

          1.         Capitalized Terms. Any capitalized terms not defined in this Second Amendment shall have the meaning set forth in the Lease.

          2.         Definitions. § 1.4 of the Lease is hereby amended to add or amend the following definitions:

"Affiliate" also means each Guarantor or Subtenant.

"Annual Financial Statements" means [i] for Tenant and Subtenant, an audited balance sheet, statement of income, and statement of cash flows for the most recent fiscal year on an individual facility and consolidated basis; and [ii] for each Facility, an unaudited Facility Financial Statement for the most recent fiscal year.

"Guarantor" means Subtenant.

"HCRI-IN" means HCRI Indiana Properties, LLC, a limited liability company organized under the laws of the State of Indiana.

"HCRI-WI" means HCRI Wisconsin Properties, LLC, a limited liability company organized under the laws of the State of Wisconsin.

"Indiana Facility" means each Facility located in the State of Indiana.

"Landlord" means HCRI, HCRI-IN, HCRI-NC, HCRI-TN, HCRI-TX and HCRI-WI, individually and collectively.

"Manlius Earnout Amount" means $500,000.00.

"Periodic Financial Statements" means [i] for Tenant and Subtenant, the unaudited balance sheet and statement of income of Tenant and Subtenant for the most recent quarter; and [ii] for the Facility, the unaudited Facility Financial Statement for the most recent month.

"Receivables" means [i] all of Tenant's or Subtenant's rights to receive payment for providing resident care and services at the Facility as set forth in any accounts, contract rights, and instruments, and [ii] those documents, chattel paper, inventory proceeds, provider agreements, participation agreements, ledger sheets, files, records, computer programs, tapes, and agreements relating to Tenant's or Subtenant's rights to receive payment for providing resident care services at the Facility. References in this Lease to the "Receivables" shall mean all Receivables unless expressly stated otherwise.

"Related Rights" means all easements, rights (including bed operating rights) and appurtenances relating to the Land and Improvements, and only with respect to the Facility located in Fayetteville, New York, a certain Lease dated as of September 30, 1997 between Manlius Highbridge Street, LLC and Manlius Partners, as amended and assigned from time to time.

"Subtenant" means Manlius Clare Bridge Operator, Inc., a New York corporation. Each Subtenant will be the licensed operator of its respective Facility as shown on Exhibit C. References in this Lease to Subtenant shall relate to such Subtenant's Facility unless expressly stated otherwise.

"Wisconsin Facility" means each Facility located in the State of Wisconsin.

          3.         Lease Advance. The definition of Lease Advance in § 1.4 of the Lease is hereby amended in its entirety as follows:

"Lease Advance" means [i] the Initial Lease Advance; [ii] the Lease Advance by Landlord to Tenant of $12,750,000.00 pursuant to the First Amendment; [iii] the advance (if any) of the Earnout Amount made pursuant to § 2.8; [iv] the Lease Advance by Landlord to Tenant of $13,708,200.00 of even date herewith; [v] the advance (if any) of the Manlius Earnout Amount made pursuant to § 2.9; and [vi] any other advance of funds by Landlord to Tenant pursuant to the term of this Lease.

          4.         Lease Rate. The definition of Lease Rate in § 1.4 of the Lease is hereby amended in its entirety as follows:

Notwithstanding anything to the contrary set forth in this definition of Lease Rate, commencing on the Effective Date of this Second Amendment, the Lease Rate is 10.72% to be increased as set forth in the Lease.

          5.         Landlord As Agent. § 1.5 of the Lease is hereby amended in its entirety as follows:

1.5         Landlord As Agent. With respect to each Indiana Facility, Wisconsin Facility, North Carolina Facility, Tennessee Facility and Texas Facility, each of HCRI-IN, HCRI-WI, HCRI-NC, HCRI-TN and HCRI-TX, respectively, appoints HCRI as its agent and lawful attorney-in-fact to act for it for all purposes and actions of Landlord under this Lease. All notices, consents, waivers and all other documents and instruments executed by HCRI pursuant to this Lease from time to time and all other actions of HCRI as Landlord under this Lease shall be binding upon HCRI-IN, HCRI-WI, HCRI-NC, HCRI-TN and HCRI-TX, as applicable. All Rent payable under this Lease shall be paid to HCRI.

          6.         Place of Payment of Rent. § 2.4 of the Lease is hereby amended by adding the following sentence at the end of § 2.4:

"As of the Effective Date hereof, Tenant shall make all payments of Rent to Landlord by electronic wire transfer in accordance with wiring instructions provided to Tenant by Landlord from time to time."

          7.         Earnout Disbursement. Article 2 of the Lease is hereby amended to add the following § 2.9:

2.9         Manlius Earnout Disbursement. If either [i] Tenant achieves a Portfolio Coverage Ratio (hereinafter defined) of not less than 1.35 to 1.00 for four consecutive quarters during the first 24 months after the Effective Date of this Second Amendment as evidenced by financial statements satisfactory to Landlord or [ii] a bankruptcy court approves the assumption of this Lease by Tenant, as debtor-in-possession, without an appeal having been taken, whichever of [i] or [ii] occurs first, and provided that the Allocated Lease Amount for the Second Amendment Facilities after payment of the Manlius Earnout Payment is less than 90% of the appraisal value of the Second Amendment Facilities, Landlord shall disburse the Manlius Earnout Amount to Tenant upon Tenant's satisfaction of the following disbursement requirements: [a] Tenant has provided an endorsement to the owner's policy of title insurance issued to Landlord that brings forward the date of the policy to the date of disbursement and that increases the policy amount by the Manlius Earnout Amount; [b] Tenant has provided an amendment to the Letter of Credit by which the amount of the Letter of Credit is increased to equal 2.5% of the Allocated Lease Amount for the Second Amendment Facilities, including the Manlius Earnout Amount; [c] Tenant has paid all of Landlord's reasonable out-of-pocket expenses, including, without limitation, attorneys' fees and expenses, incurred in connection with the Manlius Earnout Amount; [d] no uncured Event of Default exists under this Lease and no event has occurred which, with the giving of notice, the passage of time or both, would constitute an Event of Default; and [e] no material adverse change in the condition of Landlord or the Leased Property exists. For purposes of this § 2.9, the calculation of the Portfolio Coverage Ratio shall be made as if the Manlius Earnout Amount was included in the Lease Amount at the commencement of the period of four consecutive quarters for which the calculation is being made. Landlord shall not be obligated to disburse the Manlius Earnout Amount if Tenant does not satisfy the foregoing disbursement requirements within six months after the Portfolio Coverage Ratio requirement has been satisfied.

          8.         Events of Default. § 8.1 of the Lease is hereby amended in its entirety as follows:

8.1         Events of Default. The occurrence of any one or more of the following shall be an event of default ("Event of Default") hereunder:

(a)         Tenant fails to pay in full any installment of Rent or any other monetary obligation payable by Tenant under this Lease (including the Option Price) within three business days after Tenant is given written notice of such failure, which written notice shall be given, at Landlord's option, at any time after the expiration of 10 days from the date such payment is due; provided, however, that, if Tenant receives two notices of default during any one year period, regardless of any subsequent cure of such default, thereafter Landlord shall not be obligated to give Tenant written notice of any failure to make any such payments, and it shall be an Event of Default if Tenant fails to pay any installment of Rent or any other monetary obligation payable by Tenant under this Lease (including the Option Price) within 10 days after such payment is due.

(b)         Tenant or Subtenant fails to comply with any covenant set forth in Article 14, § 15.6, § 15.7, § 15.8 or Article 20 of this Lease, to the extent such covenant is applicable to such entity.

(c)         Tenant fails to observe and perform any other covenant, condition or agreement under this Lease to be performed by Tenant and [i] such failure continues for a period of 30 days after written notice thereof is given to Tenant by Landlord; or [ii] if, by reason of the nature of such default it cannot be remedied within 30 days, Tenant fails to proceed with diligence reasonably satisfactory to Landlord after receipt of the notice to cure the default or, in any event, fails to cure such default within 90 days after receipt of the notice. The foregoing notice and cure provisions do not apply to any Event of Default otherwise specifically described in any other subsection of § 8.1.

(d)         Tenant or Subtenant abandons or vacates any Facility Property or any material part thereof or ceases to do business or ceases to exist for any reason for any one or more days except as a result of condemnation or casualty.

(e)         [i] The filing by Tenant or Subtenant of a petition under the Bankruptcy Code or the commencement of a bankruptcy or similar proceeding by Tenant; [ii] the failure by Tenant or Subtenant within 60 days to dismiss an involuntary bankruptcy petition or other commencement of a bankruptcy, reorganization or similar proceeding against Tenant, or to lift or stay any execution, garnishment or attachment of such consequence as will impair its ability to carry on its operation at the Leased Property; [iii] the entry of an order for relief under the Bankruptcy Code in respect of Tenant or Subtenant; [iv] any assignment by Tenant or Subtenant for the benefit of its creditors; [v] the entry by Tenant or Subtenant into an agreement of composition with its creditors; [vi] the approval by a court of competent jurisdiction of a petition applicable to Tenant or Subtenant in any proceeding for its reorganization instituted under the provisions of any state or federal bankruptcy, insolvency, or similar laws; [vii] appointment by final order, judgment, or decree of a court of competent jurisdiction of a receiver of a whole or any substantial part of the properties of Tenant or Subtenant (provided such receiver shall not have been removed or discharged within 60 days of the date of his qualification). Notwithstanding the foregoing, such an event shall not constitute an Event of Default hereunder if (a) with respect to clauses [i] and [ii], such event occurs on or prior to December 31, 2002 or (b) with respect to clauses [iii], [iv], [v], [vi] or [vii] such event occurs at any time in connection with a bankruptcy action filed on or prior to December 31, 2002.

(f)         [i] Any receiver, administrator, custodian or other person takes possession or control of any of the Leased Property and continues in possession for 60 days; [ii] any writ against any of the Leased Property is not released within 60 days; [iii] any judgment is rendered or proceedings are instituted against the Leased Property or Tenant or Subtenant which affect the Leased Property or any part thereof, which is not dismissed for 60 days (except as otherwise provided in this section); [iv] all or a substantial part of the assets of Tenant or Subtenant are attached, seized, subjected to a writ or distress warrant, or are levied upon, or come into the possession of any receiver, trustee, custodian, or assignee for the benefit of creditors occurring after December 31, 2002; [v] Tenant or Subtenant is enjoined, restrained, or in any way prevented by court order (other than ex parte order) from conducting all or a substantial part of its business or affairs at the Leased Property; or [vi] except as otherwise permitted hereunder, a final notice of lien, levy or assessment is filed of record with respect to all or any part of the Leased Property or any property of Tenant or Subtenant located at the Leased Property and is not dismissed, discharged, or bonded-off within 30 days or is not otherwise addressed pursuant to § 7.3.

(g)         Any material representation or warranty made by Tenant or Subtenant in this Lease or any other document executed in connection with this Lease, any guaranty of or other security for this Lease, or any report, certificate, application, financial statement or other material instrument furnished by Tenant or Subtenant pursuant hereto or thereto shall prove to be false, misleading or incorrect in any material respect as of the date made.

(h)         Tenant, Subtenant or any Affiliate defaults on any indebtedness or obligation to Landlord or any Landlord Affiliate, including, without limitation, any lease with Landlord or any Landlord Affiliate, or Tenant or any Affiliate receives notice of acceleration of payment in connection with a default under any Material Obligation unless Tenant can demonstrate to Landlord that such acceleration will not cause Tenant to be in violation of § 15.7, and any applicable grace or cure period with respect to default under such indebtedness or obligation expires without such default having been cured. This provision applies to all such indebtedness and obligations as they may be amended, modified, extended, or renewed from time to time. Notwithstanding the foregoing, such an event shall not constitute an Event of Default hereunder if the event occurs on or prior to December 31, 2002.

(i)         Except as otherwise specifically permitted herein, the assignment, sublease or the occurrence of any other change in Tenant's leasehold interest in any of the Leased Property, which shall not include any change in Tenant's stock ownership.

(j)         The license to operate any Facility for the applicable Facility Use, for the Facility or any other Government Authorization which is material to the operation of such Facility, is canceled, suspended or otherwise invalidated after expiration of any cure or appeal period, notice of impending revocation proceedings is received and Tenant or Subtenant fails to diligently contest such proceeding, or any reduction occurs in the number of licensed beds or units at any Facility in excess of 3%.

(k)         Notwithstanding anything in this § 8.1 to the contrary, an Event of Default under [i] § 8.1(b) (but only with respect to § 15.7); [ii] § 8.1(c); [iii] § 8.1(d); [iv] § 8.1(f) (but only with respect to [v] thereof); or [v] § 8.1(j) (each a "Potential Event of Default") shall not constitute an Event of Default hereunder unless such Potential Event of Default negatively effects 5% or more of the total beds at the Leased Property. If the Potential Event of Default negatively effects less than 5% of the total beds at the Leased Property, then Tenant shall have 90 days (in addition to any cure period set forth above) after the occurrence of the Potential Event of Default to cure such Potential Event of Default. If such Potential Event of Default is not cured within said 90-day period, then Tenant shall be obligated within 12 months thereafter to either [i] provide a substitute property for that portion of the Leased Property that caused the Potential Event of Default, which substitute property shall satisfy all of the Landlord's underwriting requirements, in Landlord's sole discretion, or [ii] acquire that portion of the Leased Property which caused the Potential Event of Default at a price equal to the greater of Fair Market Value, as determined pursuant to § 13.3 hereof or the Allocated Lease Amount for the Facility plus 10% of the Allocated Lease Amount. The terms and conditions set forth in § 13.4 hereof shall apply to any closing.

         9.         Remedies. § 8.2(g) and (h) of the Lease are hereby amended in their entirety as follows:

(g)         With respect to the Collateral or any portion thereof and Landlord's security interest therein, Landlord may exercise all of its rights as secured party under Article 9 of the Uniform Commercial Code as adopted in the State. Landlord may sell the Collateral by public or private sale upon 10 days notice to Tenant or Subtenant. Tenant and Subtenant agree that a commercially reasonable manner of disposition of the Collateral shall include, without limitation and at the option of Landlord, a sale of the Collateral, in whole or in part, concurrently with the sale of the Leased Property.

(h)         Landlord may obtain control over and collect the Receivables and apply the proceeds of the collections to satisfaction of the Secured Obligations unless prohibited by law. Tenant and Subtenant appoint Landlord or its designee as attorney for Tenant and Subtenant with power [i] to receive, to endorse, to sign and/or to deliver, in Tenant's or Subtenant's name or Landlord's name, any and all checks, drafts, and other instruments for the payment of money relating to the Receivables, and to waive demand, presentment, notice of dishonor, protest, and any other notice with respect to any such instrument; [ii] to sign Tenant's or Subtenant's name on any invoice or bill of lading relating to any Receivable, drafts against account debtors, assignments and verifications of Receivables, and notices to account debtors; [iii] to send verifications of Receivables to any account debtor; and [iv] to do all other acts and things necessary to carry out this Lease. Landlord shall not be liable for any omissions, commissions, errors of judgment, or mistakes in fact or law made in the exercise of any such powers provided Landlord's exercise of such power is commercially reasonable. At Landlord's option, Tenant and Subtenant shall [i] provide Landlord a full accounting of all amounts received on account of Receivables with such frequency and in such form as Landlord may require, either with or without applying all collections on Receivables in payment of the Secured Obligations or [ii] deliver to Landlord on the day of receipt all such collections in the form received and duly endorsed by Tenant or Subtenant, as applicable. At Landlord's request, Tenant and Subtenant shall institute any action or enter into any settlement determined by Landlord to be necessary to obtain recovery or redress from any account debtor in default of Receivables. Landlord may give notice of its security interest in the Receivables to any or all account debtors with instructions to make all payments on Receivables directly to Landlord, thereby terminating Tenant's and Subtenant's authority to collect Receivables. After terminating Tenant's and Subtenant's authority to enforce or collect Receivables, Landlord shall have the right to take possession of any or all Receivables and records thereof and is hereby authorized to do so, and only Landlord shall have the right to collect and enforce the Receivables. Prior to the occurrence of an Event of Default, at Tenant's and Subtenant's cost and expense, but on behalf of Landlord and for Landlord's account, Tenant and Subtenant shall collect or otherwise enforce all amounts unpaid on Receivables and hold all such collections in trust for Landlord, but Tenant and Subtenant may commingle such collections with Tenant's and Subtenant's own funds, until Tenant's authority to do so has been terminated, which may be done only after an Event of Default. Notwithstanding any other provision hereof, Landlord does not assume any of Tenant's or Subtenant's obligations under any Receivable, and Landlord shall not be responsible in any way for the performance of any of the terms and conditions thereof by Tenant or Subtenant.

          10.         Negative Covenants. Article 14 of the Lease is hereby amended to provide that each reference to "Tenant" in Article 14 shall be deemed to read "Tenant and/or Subtenant".

          11.         Affirmative Covenants. Article 15 of the Lease is hereby amended to provide that each reference to "Tenant" in Article 15 shall be deemed to read "Tenant and/or Subtenant".

          12.         Sale of Leased Property. § 18.4 of the Lease is hereby amended to provide that each reference to "Tenant" in § 18.4 shall be deemed to read "Tenant and/or Subtenant".

          13.         Representations and Warranties. Article 22 of the Lease is hereby amended to make all representations and warranties effective as of the Effective Date and to provide that each reference to "Tenant" in Article 22 shall be deemed to read "Tenant and/or Subtenant".

          14.         Security Interest. Article 24 of the Lease is hereby amended to provide that each reference to "Tenant" in Article 24 shall be deemed to read "Tenant and/or Subtenant".

          15.         Notices. § 25.1 of the Lease is hereby amended to add the following sentence:

"All notices to Subtenant shall be deemed delivered if they are sent to the address set forth in the Lease for Tenant in accordance with the provisions of § 25.1.

          16.         Waiver. § 25.8 of the Lease is hereby amended to provide that each reference to "Tenant" in § 25.8 shall be deemed to read "Tenant and/or Subtenant".

          17.         Binding Effect. § 25.9 of the Lease is hereby amended to provide that each reference to "Tenant" in § 25.9 shall be deemed to read "Tenant and/or Subtenant".

          18.         Waiver of Jury Trial. § 25.22 of the Lease is hereby amended to provide that each reference to "Tenant" in § 25.22 shall be deemed to read "Tenant and/or Subtenant".

          19.         Consent to Jurisdiction. § 25.23 of the Lease is hereby amended to provide that each reference to "Tenant" in § 25.23 shall be deemed to read "Tenant and/or Subtenant".

          20.         Subtenant. § 25.26 is hereby added to the Lease:

"Subtenant has joined in the execution of this Lease to acknowledge that Subtenant is subject to and bound by the terms of the Lease applicable to Subtenant including, without limitation, the grant of the security interest under Article 24.

          21.         Legal Description. Exhibit A of the Lease is hereby amended by the addition of Exhibit A-40 through Exhibit A-42 hereto.

          22.         Permitted Exceptions. Exhibit B of the Lease is hereby amended by the addition of Exhibit B-40 through Exhibit B-42 hereto.

          23.         Facility Information. Exhibit C of the Lease is hereby amended to read in its entirety as set forth on Exhibit C hereto.

          24.         Government Authorizations; Zoning Permits. Exhibit G of the Lease is hereby amended by the addition of those items set forth on Exhibit G hereto.

          25.         Affirmation. Except as specifically modified by this Second Amendment, the terms and provisions of the Lease are hereby affirmed and shall remain in full force and effect.

          26.         Binding Effect. This Second Amendment will be binding upon and inure to the benefit of the successors and permitted assigns of Landlord and Tenant.

          27.         Further Modification. The Lease may be further modified only by writing signed by Landlord and Tenant.

          28.         Counterparts. This Second Amendment may be executed in multiple counterparts, each of which shall be deemed an original hereof, but all of which will constitute one and the same document.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, Landlord and Tenant have executed this Second Amendment as of the date first set forth above.

Signed and acknowledged in the presence of: Signature /s/ Rita J. Rogge Print Name Rita J. Rogge Signature/s/ Kathleen A. Sullivan Print Name Kathleen A. Sullivan	HEALTH CARE REIT, INC. By: /s/ Erin C. Ibele Title: Vice President and Corporate Secretary
Signed and acknowledged in the presence of: Signature /s/ Rita J. Rogge Print Name Rita J. Rogge Signature /s/ Kathleen A. Sullivan Print Name Kathleen A. Sullivan	HCRI INDIANA PROPERTIES, LLC By: Health Care REIT, Inc. Member By: /s/ Erin C. Ibele Title: Vice President and Corporate Seretary
Signed and acknowledged in the presence of: Signature /s/ Rita J. Rogge Print Name Rita J. Rogge Signature /s/ Kathleen A. Sullivan Print Name Kathleen A. Sullivan	HCRI NORTH CAROLINA PROPERTIES, LLC By: Health Care REIT, Inc. Member By: /s/ Erin C. Ibele Title: Vice President and Corporate Secretary
Signed and acknowledged in the presence of: Signature /s/ Rita J. Rogge Print Name Rita J. Rogge Signature /s/ Kathleen A. Sullivan Print Name Kathleen A. Sullivan	HCRI TENNESSEE PROPERTIES, INC. By: /s/ Erin C. Ibele Title: Vice President and Corporate Secretary
Signed and acknowledged in the presence of: Signature /s/ Rita J. Rogge Print Name Rita J. Rogge Signature /s/ Kathleen A. Sullivan Print Name Kathleen A. Sullivan	HCRI TEXAS PROPERTIES, LTD. By: Health Care REIT, Inc. General Partner By: /s/ Erin C. Ibele Title: Vice President and Corporate Secretary
Signed and acknowledged in the presence of: Signature /s/ Rita J. Rogge Print Name Rita J. Rogge Signature /s/ Kathleen A. Sullivan Print Name Kathleen A. Sullivan	HCRI WISCONSIN PROPERTIES, LLC By: Health Care REIT, Inc. Member By: /s/ Erin C. Ibele Title: Vice President and Corporate Secretary
Signed and acknowledged in the presence of: Signature /s/ Eric Jones Print Name Eric Jones Signature /s/ Mary J. Quinnt Print Name Mary J. Quinnt	ALTERRA HEALTHCARE CORPORATION By: /s/ Kristin A. Ferge Title: Vice President Tax I.D. No.: 39-1771281
Signed and acknowledged in the presence of: Signature /s/ J. C. Hansen Print Name J. C. Hansen Signature /s/ Mary J. Quinnt Print Name Mary J. Quinnt	MANLIUS CLARE BRIDGE OPERATOR, INC. By: /s/ Colleen Endsley Title: President Tax I.D. No.: 16-1564848

STATE OF OHIO        )
                                       ) SS:
COUNTY OF LUCAS )

                  The foregoing instrument was acknowledged before me this 24th day of January, 2002 by Erin C. Ibele, the Vice President and Corporate Secretary of Health Care REIT, Inc., a Delaware corporation, on behalf of the corporation.

          /s/ Rita J. Rogge
         Notary Public

My Commission Expires: 8/26/05                  [SEAL]

STATE OF OHIO        )
                                       ) SS:
COUNTY OF LUCAS )

                  The foregoing instrument was acknowledged before me this 24th day of January, 2002 by Erin C. Ibele, the Vice President and Corporate Secretary of Health Care REIT, Inc., a Delaware corporation and the sole member of HCRI Indiana Properties, LLC, a limited liability company organized under the laws of the State of Indiana on behalf of the limited liability company.

          /s/ Rita J. Rogge
         Notary Public

My Commission Expires: 8/26/05                  [SEAL]

STATE OF OHIO        )
                                       ) SS:
COUNTY OF LUCAS )

                  The foregoing instrument was acknowledged before me this 24th day of January, 2002 by Erin C. Ibele, the Vice President and Corporate Secretary of Health Care REIT, Inc., a Delaware corporation and the sole member of HCRI North Carolina Properties, LLC, a limited liability company organized under the laws of the State of Delaware on behalf of the limited liability company.

          /s/ Rita J. Rogge
         Notary Public

My Commission Expires: 8/26/05                  [SEAL]

STATE OF OHIO        )
                                       ) SS:
COUNTY OF LUCAS )

                  The foregoing instrument was acknowledged before me this 24th day of January, 2002 by Erin C. Ibele, the Vice President and Corporate Secretary of HCRI Tennessee Properties, Inc., a corporation organized under the laws of the State of Delaware on behalf of the corporation.

          /s/ Rita J. Rogge
         Notary Public

My Commission Expires: 8/26/05                  [SEAL]

STATE OF OHIO        )
                                       ) SS:
COUNTY OF LUCAS )

                  The foregoing instrument was acknowledged before me this 24th day of January, 2002 by Erin C. Ibele, the Vice President and Corporate Secretary of Health Care REIT, Inc., a Delaware corporation and the general partner of HCRI Texas Properties, Ltd., a limited liability partnership organized under the laws of the State of Texas on behalf of the limited partnership.

          /s/ Rita J. Rogge
         Notary Public

My Commission Expires: 8/26/05                  [SEAL]

STATE OF OHIO        )
                                       ) SS:
COUNTY OF LUCAS )

                  The foregoing instrument was acknowledged before me this 24th day of January, 2002 by Erin C. Ibele, the Vice President and Corporate Secretary of Health Care REIT, Inc., a Delaware corporation and the sole member of HCRI Wisconsin Properties, LLC, a limited liability company organized under the laws of the State of Delaware on behalf of the limited liability company.

          /s/ Rita J. Rogge
         Notary Public

My Commission Expires: 8/26/05                  [SEAL]

STATE OF WISCONSIN           )
                                                     ) SS:
COUNTY OF MILWAUKEE    )

                  The foregoing instrument was acknowledged before me this 19th day of December, 2001 by Kristin A. Ferge, the Vice President of Alterra Healthcare Corporation, a Delaware corporation, on behalf of the corporation.

          /s/ J. C. Hansen
         Notary Public

My Commission Expires: 5/26/02                  [SEAL]

STATE OF WISCONSIN           )
                                                     ) SS:
COUNTY OF MILWAUKEE    )

                  The foregoing instrument was acknowledged before me this ___ day of December, 2001 by Colleen Endsley, the President of Manlius Clare Bridge Operator, Inc., a New York corporation, on behalf of the corporation.

          /s/ Geri Krupp-Gordon
         Notary Public

My Commission Expires: permanent                  [SEAL]

THIS INSTRUMENT PREPARED BY:

Oksana M. Ludd, Esq.
Shumaker, Loop & Kendrick, LLP
1000 Jackson
Toledo, Ohio 43624

EXHIBIT A-40: LEGAL DESCRIPTION

Clare Bridge of Hamilton

All the real property located in the Township of Hamilton, County of Mercer, State of New Jersey and more particularly described as follows:

Beginning at a point in the easterly line of Whitehorse-Mercerville Road (variable width right-of-way), said point being distant 40.00 feet eastwardly as measured radially to the centerline thereof, said point of beginning being distant 917.90 feet as measured in a northerly direction along the said easterly line of Whitehorse-Mercerville Road from the point of intersection of the westerly prolongation of the northerly line of Cypress Lane (60 foot right-of-way) with the southerly prolongation of the easterly line of Whitehorse-Mercerville Road, said point being marked by a concrete monument and running; thence

(1)         Northeastwardly, along the easterly line of Whitehorse-Mercerville Road, parallel with and distant 40.00 feet eastwardly as measured radially to the centerline thereof, along an arc having a radius of 1,472.69 feet and curving to the left a distance of 137.08 feet, the chord of said curve bearing North 15 degrees 28 minutes 36 seconds East, 137.04 feet to a point of tangency therein, said point of tangency being marked by an iron pin; thence

(2)         North 12 degrees 48 minutes 30 seconds East, 330.76 feet still along the easterly line of Whitehorse-Mercerville Road, parallel with and distant 40.00 feet eastwardly as measured at right angles to the centerline thereof, to a point in the southerly line of lands now or formerly of P A C T (Tax Atlas Lot 1255 Block 2167) said point being marked by a concrete monument; thence

(3)         South 55 degrees 05 minutes 57 seconds East, 314.71 feet along the southerly line of lands of the said P A C T to a point, said point being the southeasterly corner thereof; thence

(4)         North 37 degrees 28 minutes 10 seconds East, 161.32 feet along the easterly line of lands of the said P A C T to a point in the southerly line of lands now or formerly of Meyer Gold and of Marie Abrahamsen (Tax Atlas Lot 1256, Block 2167), said point being marked by a concrete monument; thence

(5)         South 52 degrees 31 minutes 50 seconds East, 283.58 feet along the southerly line of lands of the said Meyer Gold and Marie Abrahamsen (Tax Atlas Lot 1256, Block 2167) to a point in the westerly line of lands now or formerly of Bouquet Hamilton Associates (Tax Atlas Lot 3, Block 2167) said point being marked by an iron pin; thence

(6)         South 33 degrees 44 minutes 44 seconds West, 440.71 feet along the westerly line of lands of the said Bouquet Hamilton Associates to a point, said point being the northwesterly corner of lands nor or formerly of Society Hill at Hamilton Condominium Association (Tax Atlas Lot 818, Block 2167, said point being marked by an iron pin; thence)

(7)         South 28 degrees 41 minutes 30 seconds West, 9.53 feet along the westerly line of lands of the said Society Hill at Hamilton Condominium Association to a point therein, said point being the northeasterly corner of lands now or formerly of the aforesaid Honesto N. Poblete and Estrella M. Poblete, husband and wife (Tax Atlas Lot 1252, Block 2167), said point being marked by an iron pin; thence

(8)         North 71 degrees 51 minutes 31 seconds West, 464.93 feet along the northerly line of lands of the said Honesto N. Poblete and Estrella M. Poblete (Tax Atlas Lot 1252, Block 2167) and beyond to the point and place of Beginning.

NOTE FOR INFORMATION: The land is commonly known as Lot(s) 1253 & 1254 in Block 2167 on the Tax Map of the Township of Hamilton, County of Mercer.

EXHIBIT A-41: LEGAL DESCRIPTION

Clare Bridge of Manlius

ALL THAT TRACT OR PARCEL OF LAND, in the Town of Manlius, County of Onondaga and State of New York being part of Farm Lot No. 75 in said Town, being part of lands conveyed by Garden Park Associates to Turnwood Development Corp. by deed dated November 16, 1995 and recorded in Onondaga County Clerk's Office November 17, 1995 in Book 4041 of Deeds at Page 302, and being more particularly described as follows:

Beginning at a point of intersection of the southwesterly boundary of Highbridge Street with the southerly boundary of Dartmoor Crossing, said point also being S. 35° 34' 10" E. a distance of 62.75 feet along said southwesterly boundary of Highbridge Street from its intersection of the southerly boundary of lands conveyed by Lawrence R. and Iona F. Parker to Iona G. Parker by deed dated June 8, 1973 and recorded in Onondaga County Clerk's Office June 20, 1973 in Book 2504 of Deeds at Page 693, running thence S. 35° 34' 10" E along said southwesterly boundary of Highbridge Street, a distance of 48.05 feet to an angle point therein; thence S. 39° 02' 00" E continuing along said southwesterly boundary of Highbridge Street, a distance of 292.91 feet to a point therein; thence through said lands conveyed to Turnwood Development Corp. the following courses and distances: 1) northwesterly, westerly and southwesterly following a small curve to the left, having a radius of 25.00 feet, an arc distance of 39.27 feet to a point of tangency; 2) S 50° 58' 00" W. 24.77 feet to a point of curvature; 3) southwesterly and southerly following a curve to the left, having a radius of 120.00 feet, an arc distance of 62.83 feet to a point of tangency; 4) S 20° 58' 00" W, 67.53 feet to a point of curvature; 5) southerly and southeasterly following a small curve to the left, having a radius of 25.00 feet, an arc distance of 22.83 feet to a point of reverse curvature; 6) southeasterly, southerly, southwesterly, westerly and northwesterly following a curve to the right, having a radius of 65.00 feet, an arc distance of 225.68 feet to a point; 7) S. 77° 33' 50" W, 70.00 feet; 8) N 68° 36' 30" W, 294.80 feet to a point in a westerly boundary of said lands conveyed to Turnwood Development Corp.; thence N 06° 31' 55" E along said westerly boundary of lands conveyed to Turnwood Development Corp., a distance of 133.00 feet to a Power Pole No. 909 at the northeasterly corner of lands conveyed by Louis H. Parker to M. Daniel Ianuzi, by deed dated July 11, 1956 and recorded in Onondaga County Clerk's Office July 31, 1956 in Book 1819 of Deeds at Page 211; thence N 06° 46' 01" E continuing along said westerly boundary of lands conveyed to Turnwood Development Corp., a distance of 127.32 feet to a point in the aforementioned southerly boundary of Dartmoor Crossing; thence easterly along said southerly boundary of Dartmoor Crossing, following a curve to the left, having a radius of 507.60 feet, an arc distance of 28.02 feet to a point of tangency therein; thence N. 71° 27' 40" E continuing along said southerly boundary of Dartmoor Crossing, a distance of 322.26 feet to the point of beginning.

EXHIBIT A-42: LEGAL DESCRIPTION

Clare Bridge of Middleton

EXHIBIT B-40: PERMITTED EXCEPTIONS

Clare Bridge of Hamilton

EXHIBIT B-41: PERMITTED EXCEPTIONS

Clare Bridge of Manlius

EXHIBIT B-42: PERMITTED EXCEPTIONS

Clare Bridge of Middleton

EXHIBIT C: FACILITY INFORMATION

		Allocated Lease	Facility Type (per license)
	Facility Name/Address	Amount	Beds/Units
1.	Clare Bridge of Asheville 4 Walden Ridge Drive Asheville, NC 28803 Buncombe County	$3,692,675	Assisted Living 38 beds 34 units
2.	Sterling House of Bartlesville 5420 S.E. Adams Blvd. Bartlesville, OK 74006 Washington County	$1,480,000	Assisted Living 39 beds 39 units
3.	Clare Bridge of Bradenton 6101 Pointe W Blvd. Bradenton, FL 34209 Manatee County	$3,550,000	Assisted Living 40 beds 34 units
4.	Sterling House of Canton 1119 Perry Drive N.W. Canton, OH 44708 Stark County	$2,398,100	Assisted Living 42 beds 42 units
5.	Sterling House of Cedar Hill 602 E. Beltline Road Cedar Hill, TX 75104 Dallas County	$1,661,000	Assisted Living 60 beds 50 units
6.	Sterling House of Chickasha 801 Country Club Road Chickasha, OK 73018 Grady County	$1,480,000	Assisted Living 39 beds 39 units
7.	Sterling House of Claremore 1605 N. Highway 88 Claremore, OK 74017 Rogers County	$1,582,500	Assisted Living 43 beds 43 units
8.	Sterling House of Clarksville 2183 Memorial Drive Clarksville, TN 37043 Montgomery County	$2,622,279	Assisted Living 49 beds 49 units
9.	Sterling House of Columbia 5011 Trotwood Avenue Columbia, TN 38401 Maury County	$2,635,620	Assisted Living 49 beds 49 units
10.	Sterling House of Desoto 747 W. Pleasant Run Desoto, TX 75115 Dallas County	$1,595,000	Assisted Living 60 beds 50 units
11.	Sterling House of Duncan 915 Plato Road Duncan, OK 73533 Stephens County	$1,450,000	Assisted Living 39 beds 39 units
12.	Sterling House of Edmond 116 W. Danforth Road Edmond, OK 73003 Oklahoma County	$1,739,000	Assisted Living 43 beds 43 units
13.	Sterling House of Enid 4613 W. Willow Road Enid, OK 73703 Garfield County	$1,480,000	Assisted Living 39 beds 39 units
14.	Clare Bridge of Everett 2015 Lake Heights Drive Everett, WA 98208 Snohomish County	$6,876,202	Assisted Living 52 beds 46 units
15.	Clare Bridge of Manlius 5125 Highbridge Street Fayetteville, NY 13066 Onondaga County	$4,372,100	Private Proprietary Adult Home 52 beds 46 units
16.	Sterling House of Findlay 725 Fox Run Road Findlay, OH 45840 Hancock County	$2,000,000	Assisted Living 37 beds 37 units
17.	Sterling House of Georgetown 2600 University Drive E Georgetown, TX 78626 Williamson County	$2,300,000	Assisted Living 54 beds 54 units
18.	Clare Bridge of Hamilton 1645 Whitehorse-Mercerville Road Hamilton Township, NJ 08619 Mercer County	$4,909,400	Assisted Living 50 beds 44 units
19.	Sterling House of Lawton 6302 W. Lee Road Lawton, OK 73505 Comanchie County	$1,600,000	Assisted Living 42 beds 42 units
20.	Clare Bridge of Middleton 6701 Stonefield Road Middleton, WI 53562 Dane County	$4,426,700	Community Based Residential 28 beds 28 units
21.	Sterling House of Midwest City 615 W. Blue Ridge Drive Midwest City, OK 73110 Oklahoma County	$1,480,000	Assisted Living 39 beds 39 units
22.	Sterling House of Muskogee 3211 E. Chandler Road Muskogee, OK 74403 Muskogee County	$1,582,500	Assisted Living 43 beds 43 units
23.	Sterling House of Norman 1701 Alameda Street Norman, OK 73071 Cleveland County	$1,539,000	Assisted Living 39 beds 39 units
24.	Sterling House of N. Augusta 105 N. Hills Drive N. Augusta, SC 29841 Aiken County	$2,890,000	Assisted Living 52 beds 52 units
25.	Sterling House of N. Oklahoma City 2435 N.W. 122nd Street N. Oklahoma City, OK 73120 Oklahoma County	$1,595,000	Assisted Living 43 beds 43 units
26.	Clare Bridge of Oklahoma City 12401 Dorset Drive Oklahoma City, OK 73120 Oklahoma County (Still in retainage)	$3,200,000	Assisted Living 38 beds 34 units
27.	Sterling House of Oklahoma City 2500 S.W. 89th Street Oklahoma City, OK 73159 Oklahoma County	$1,480,000	Assisted Living 39 beds 39 units
28.	Sterling House of Owasso 12807 E. 86th Place N. Owasso, OK 74055 Tulsa County	$1,595,000	Assisted Living 43 beds 43 units
29.	Sterling House of Palestine 101 Trinity Court Palestine, TX 75801 Anderson County	$1,582,500	Assisted Living 43 beds 43 units
30.	Sterling House of Piqua 1744 W. High Street Piqua, OH 45356 Miami County	$2,120,000	Assisted Living 37 beds 37 units
31.	Sterling House of Ponca City 1500 E. Bradley Avenue Ponca City, OK 74604 Kay County	$1,650,000	Assisted Living 39 beds 39 units
32.	Clare Bridge of Salem 1355 Boone Road S.E. Salem, OR 97306 Marion County	$5,620,298	Assisted Living 60 beds 60 units
33.	Clare Bridge of Sarasota 8450 McIntosh Road Sarasota, FL 34238 Sarasota County	$3,650,000	Assisted Living 38 beds 34 units
34.	Sterling House of Shawnee 3947 Kickapoo Shawnee, OK 74804 Pottowatomie County	$1,480,000	Assisted Living 39 beds 39 units
35.	Sterling House of Stillwater 1616 McElroy Road Stillwater, OK 74075 Payne County	$1,480,000	Assisted Living 39 beds 39 units
36.	Sterling House of Texarkana 4204 Moores Lane Texarkana, TX 75503 Bowie County	$1,595,000	Assisted Living 60 beds 50 units
37.	Sterling House of Troy 81 S. Stanfield Road Troy, OH 45373 Miami County	$2,200,000	Assisted Living 37 beds 37 units
38.	Alterra Clare Bridge Cottage of Valparaiso 2501 Valparaiso St. Valparaiso, IN 46383 Porter County	$3,070,000	Residential Care 36 beds 32 units
39.	Alterra Sterling House of Valparaiso 2601 Valparaiso St. Valparaiso, IN 46383 Porter County	$2,670,000	Residential Care 42 beds 42 units
40.	Alterra Clare Bridge Cottage of Vero Beach 420 4th Court Vero Beach, FL 32962 Indian River County	$3,450,000	Residential Care 36 beds 32 units
41.	Alterra Sterling House of Vero Beach 410 4th Court Vero Beach, FL 32962 Indian River County	$3,560,000	Residential Care 42 beds 42 units
42.	Sterling House of Waxahachie 250 Brown Street Waxahachie, TX 75165 Ellis County	$1,582,500	Assisted Living 60 beds 50 units
43.	Clare Bridge of Wilmington 3501 Converse Drive Wilmington, NC 28403 New Hanover County	$3,200,939	Assisted Living 38 beds 34 units
	TOTAL	$108,123,313

EXHIBIT G: GOVERNMENT AUTHORIZATIONS

TO BE OBTAINED; ZONING PERMITS

Government Authorizations:

Zoning: